Exhibit 10.137

EXECUTION

AMENDMENT NO. 2

TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of November 6, 2018 (this “Amendment”), among BNP Paribas (the “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

The Buyer, Seller and Guarantor are parties to that certain Master Repurchase Agreement, dated as of November 17, 2017 (as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of August 20, 2018 the “Existing Repurchase Agreement”, and as amended by this Amendment, the “Repurchase Agreement”).  The Guarantor is party to that certain Guaranty dated as of November 17, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) made by the Guarantor in favor of the Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required on the date hereof the Guarantor to ratify and affirm the Guaranty.

Accordingly, the Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.   Definitions.  (a) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (i) August 2, 2019 and (ii) at the option of Buyer, the occurrence of an Event of Default.

SECTION 2.   Conditions Precedent.  This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)  this Amendment, executed and delivered by the Buyer, Seller and Guarantor;

(b)  an amendment to the Pricing Side Letter, executed and delivered by the Buyer, Seller and Guarantor; and

(c)  such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.   Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 12 of the Repurchase Agreement.

SECTION 4.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6.   Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8.    Reaffirmation of Guaranty.  The Guarantor hereby consents to this amendment and ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Buyer:	BNP PARIBAS, as Buyer

	By:	/s/ Jonathan Banks
Name: Jonathan Banks
Title: Director

	By:	/s/ Christopher Korpi
Name: Christopher Korpi
Title: Managing Director

Seller:	PENNYMAC LOAN SERVICES, LLC, as Seller

	By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

	By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature Page to Amendment No. 2 to Master Repurchase Agreement